APPENDIX A

Master Custodian Agreement

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Wells Fargo Funds Trust

            100% Treasury Money Market Fund

            Absolute Return Fund

Adjustable Rate Government Fund

Alternative Strategies Fund

            Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

California Municipal Money Market Fund

Capital Growth Fund

Cash Investment Money Market Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Income Fund

Core Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Dow Jones Target 2010 Fund

Dow Jones Target 2015 Fund

Dow Jones Target 2020 Fund

Dow Jones Target 2025 Fund

Dow Jones Target 2030 Fund

Dow Jones Target 2035 Fund

Dow Jones Target 2040 Fund

Dow Jones Target 2045 Fund

Dow Jones Target 2050 Fund

Dow Jones Target 2055 Fund

Dow Jones Target Today Fund

Emerging Growth Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Emerging Markets Equity Select Fund

Emerging Markets Local Bond Fund

Endeavor Select Fund

Enterprise Fund

Global Long/Short Fund1

Global Opportunities Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Heritage Money Market Fund

High Income Fund

High Yield Bond Fund

High Yield Municipal Bond Fund

Income Plus Fund

Index Asset Allocation Fund

Index Fund

Inflation-Protected Bond Fund2

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

Municipal Money Market Fund

National Tax-Free Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Small/Mid Cap Value Fund

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Strategic Municipal Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility and Telecommunications Fund

WealthBuilder Conservative Allocation Portfolio

WealthBuilder Equity Portfolio

WealthBuilder Growth Allocation Portfolio

WealthBuilder Growth Balanced Portfolio

WealthBuilder Moderate Balanced Portfolio

WealthBuilder Tactical Equity Portfolio

Wisconsin Tax-Free Fund

Wells Fargo Managed Account CoreBuilder Shares – Series M

Asset Allocation Trust

Wells Fargo Advantage Income Opportunities Fund

Wells Fargo Advantage Multi-Sector Income Fund

Wells Fargo Advantage Utilities and High Income Fund

Wells Fargo Advantage Global Dividend Opportunity Fund

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund

VT Total Return Bond Fund

Wells Fargo Master Trust

            C&B Large Cap Value Portfolio

Core Bond Portfolio

Diversified Fixed Income Portfolio

Diversified Large Cap Growth Portfolio

Diversified Stock Portfolio

Emerging Growth Portfolio

Large Company Value Portfolio

Index Portfolio

Inflation-Protected Bond Portfolio3

International Growth Portfolio

International Value Portfolio

Managed Fixed Income Portfolio

Short-Term Investment Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Stable Income Portfolio

1. On August 13, 2014 the Board of Wells Fargo Funds Trust approved the establishment of the Global Long/Short Fund.  The Fund is scheduled to commence operations in the fourth quarter 2014.

2. On August 13, 2014 the Board of Wells Fargo Funds Trust approved the name change of the Inflation-Protected Bond Fund to the Real Return Fund, effective on or about December 1, 2014.

3. On August 13, 2014 the Board of Wells Fargo Master Trust approved the name change of the Inflation-Protected Bond Portfolio to the Real Return Portfolio, effective on or about December 1, 2014.

Appendix A amended: August 13, 2014